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                         [AvSolutions, Inc. Letterhead]

                                                               February 23, 2000

Mr. Gerry Laderman
Senior Vice President, Corporate Finance
Continental Airlines, Inc.
1600 Smith Street  HQ-SFN
Houston, Texas 77002


Dear Mr. Laderman:

     AvSOLUTIONS is pleased to provide this opinion on the base value, as of February 2000, of sixteen Boeing 737-800, three Boeing 757-200 and four Boeing 767-400ER aircraft (the aircraft). The Boeing 737-800 aircraft are powered by CFM International CFM56-7B26 engines. The Boeing 757-200 aircraft are powered by Rolls-Royce RB211-535E4B engines. The Boeing 767-400ER aircraft are powered by General Electric CF6-80C2B8F engines. The total of twenty-three aircraft will be delivered new to Continental Airlines, Inc. from the first quarter of 2000 through the fourth quarter of 2000. A listing of the particular aircraft is provided as attachment 1 of this document.

     Set forth below is a summary of the methodology, considerations and assumptions utilized in this appraisal.

BASE VALUE

     Base value is the appraiser's opinion of the underlying economic value of an aircraft in an open, unrestricted, stable market environment with a reasonable balance of supply and demand, and assumes full consideration of its "highest and best use". An aircraft's base value is founded in the historical trend of values and in the projection of future value trends and presumes an arm's length, cash transaction between willing, able and knowledge parties, acting prudently, with an absence of duress and with a reasonable period of time available for marketing.

CURRENT FAIR MARKET VALUE

     According to the International Society of Transport Aircraft Trading's (ISTAT) definition of Fair Market Value (FMV), to which AvSOLUTIONS subscribes, the quoted FMV is the appraiser's opinion of the most likely trading price that may be generated for an aircraft under the market circumstances that are perceived to exist at the time in question. The fair market value assumes that the aircraft is valued for its highest and best use, that the parties to the hypothetical sales transaction are willing, able, prudent and knowledgeable, and under no unusual pressure for a prompt sale, and that the transaction would be negotiated in an open and unrestricted market on an arm's length basis, for cash equivalent consideration, and given an adequate amount of time for effective market exposure to prospective buyers, which AvSOLUTIONS considers to be ten to twenty months.


        10687 Gaskins Way, Suite 200, Manassas, Virginia 20109-2371, USA
                   Telephone: 703-330-0461 Fax: 703-330-0581
                          EMAIL: AVSOL@AVSOLUTIONS.COM
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Continental Airlines, Inc.

APPRAISAL METHODOLOGY

     The method employed by AvSOLUTIONS to appraise the current and future values of aircraft and the associated equipment addresses the factors that influence the market value of an aircraft, such as its age, condition, configuration, the population of similar aircraft, similar aircraft on the market, operating costs, cost to acquire a new aircraft, and the state of demand for transportation services.

     To achieve this objective, cross-sectional data concerning the values of aircraft in each of several general categories is collected and analyzed. Cross-sectional data is then postulated and compared with reported market values at a specified point in time. Such data reflects the effect of deterioration in aircraft performance due to usage and exposure to the elements, as well as the effect of obsolescence due to the evolutionary development and implementation of new designs and materials.

     The product of the analysis identifies the relationship between the value of each aircraft and its characteristics, such as age, model designation, service configuration and engine type. Once the relationship is identified, one can then postulate the effects of the difference between the economic circumstances at the time when the cross-sectional data were collected and the current situation. Therefore, if one can determine the current value of an aircraft in one category, it is possible to estimate the current values of all aircraft in that category.

     The manufacturer and size of the aircraft usually determine the specific category to which it is assigned. Segregating the world airplane fleet in this manner accommodates the potential effects of different size and different design philosophies.

     The variability of the data used by AvSOLUTIONS to determine the current and future market values implies that the actual value realized will fall within a range of values. Therefore, if a contemplated value falls within the specified confidence range, AvSOLUTIONS cannot reject the hypothesis that it is a reasonable representation of the current market situation.

LIMITING CONDITIONS AND ASSUMPTIONS

     In order to conduct this valuation, AvSOLUTIONS is solely relying on information as supplied by Continental Airlines, Inc. or Morgan Stanley Dean Witter or Credit Suisse First Boston Corporation, and from data within AvSOLUTIONS' own database. In determining the base value of the subject aircraft, the following assumptions have been researched and determined:

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Continental Airlines, Inc.


1. AvSOLUTIONS has not inspected these aircraft or their maintenance records; accordingly, AvSOLUTIONS cannot attest to their specific location or condition.

2. The aircraft will be delivered new to Continental Airlines, Inc. between the first quarter of 2000 and the fourth quarter of 2000.

3. The aircraft will be certified, maintained and operated under United States Federal Aviation Regulation (FAR) part 121.

4. All mandatory inspections and Airworthiness Directives have been complied with.

5.  The aircraft have no damage history.

6.  The aircraft are in good condition.

7. AvSOLUTIONS considers the economic useful life of these aircraft to be at least 32 years.

     Based upon the above methodology, considerations and assumptions, it is AvSOLUTIONS' opinion that the base value of each aircraft is as listed in attachment 1.
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                                                              [AvSOLUTIONS LOGO]

PAGE 4
CONTINENTAL AIRLINES, INC.


STATEMENT OF INDEPENDENCE

     This appraisal report represents the opinion of AvSOLUTIONS, and is intended to be advisory in nature. Therefore, AvSOLUTIONS assumes no responsibility or legal liability for actions taken or not taken by the Client or any other party with regard to the subject aircraft. By accepting this report, the Client agrees that AvSOLUTIONS shall bear no responsibility or legal liability regarding this report. Further, this report is prepared for the exclusive use of the Client and shall not be provided to other parties without the Client's express consent.

     Aviation Solutions Inc. (AvSOLUTIONS) hereby states that this valuation report has been independently prepared and fairly represents the subject aircraft and AvSOLUTIONS' opinion of their values. Aviation Solutions Inc. (AvSOLUTIONS) further states that it has no present or contemplated future interest or association with the subject aircraft.


Signed,

/s/ Bryant Lynch

Bryant Lynch
Manager, Commercial Appraisals
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                                                             [AV SOLUTIONS LOGO]


                                  ATTACHMENT 1

                            EETC COLLATERAL SUMMARY

                                    page one



============================================================================================

Aircraft                      Serial     Delivery                     MTOW
Number      Aircraft          Number      Qtr/Yr      Engines       (pounds)     Base Value
____________________________________________________________________________________________
  1         Boeing 737-800    30429       2/2000       CFM56-7B26    174,200     $48,141,000
____________________________________________________________________________________________
  2         Boeing 737-800    30613       2/2000       CFM56-7B26    174,200     $48,141,000
____________________________________________________________________________________________
  3         Boeing 737-800    30576       3/2000       CFM56-7B26    174,200     $48,454,000
____________________________________________________________________________________________
  4         Boeing 737-800    30577       3/2000       CFM56-7B26    174,200     $48,454,000
____________________________________________________________________________________________
  5         Boeing 737-800    30578       3/2000       CFM56-7B26    174,200     $48,454,000
____________________________________________________________________________________________
  6         Boeing 737-800    30579       3/2000       CFM56-7B26    174,200     $48,454,000
____________________________________________________________________________________________
  7         Boeing 737-800    30580       3/2000       CFM56-7B26    174,200     $48,454,000
____________________________________________________________________________________________
  8         Boeing 737-800    30581       3/2000       CFM56-7B26    174,200     $48,454,000
____________________________________________________________________________________________
  9         Boeing 737-800    30582       3/2000       CFM56-7B26    174,200     $48,454,000
____________________________________________________________________________________________
  10        Boeing 737-800    30583       3/2000       CFM56-7B26    174,200     $48,454,000
____________________________________________________________________________________________
  11        Boeing 737-800    30584       3/2000       CFM56-7B26    174,200     $48,454,000
____________________________________________________________________________________________
  12        Boeing 737-800    30779       3/2000       CFM56-7B26    174,200     $48,454,000
____________________________________________________________________________________________
  13        Boeing 737-800    30610       4/2000       CFM56-7B26    174,200     $48,770,000
____________________________________________________________________________________________
  14        Boeing 737-800    30611       4/2000       CFM56-7B26    174,200     $48,770,000
____________________________________________________________________________________________
  15        Boeing 737-800    30612       4/2000       CFM56-7B26    174,200     $48,770,000
____________________________________________________________________________________________
  16        Boeing 737-800    30802       4/2000       CFM56-7B26    174,200     $48,770,000
____________________________________________________________________________________________



============================================================================================

Aircraft                      Serial     Delivery                     MTOW
Number      Aircraft          Number      Qtr/Yr      Engines       (pounds)     Base Value
____________________________________________________________________________________________
  17        Boeing 757-200    30352       1/2000      RB211-535E4B   255,000     $59,239,000
____________________________________________________________________________________________
  18        Boeing 757-200    30353       1/2000      RB211-535E4B   255,000     $59,239,000
____________________________________________________________________________________________
  19        Boeing 757-200    30354       2/2000      RB211-535E4B   255,000     $59,625,000
____________________________________________________________________________________________

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                                                              [AvSOLUTIONS LOGO]


                                  ATTACHMENT 1
                            EETC COLLATERAL SUMMARY


                                    page two



==================================================================================================================
Aircraft       Aircraft            Serial         Delivery       Engines             MTOW           Base Value
 Number                            Number          Qtr/Yr                          (pounds)
------------------------------------------------------------------------------------------------------------------
  20           Boeing 767-400ER    29446          3/2000         CF6-80C2B8F        450,000         $107,028,000
  21           Boeing 767-400ER    29447          3/2000         CF6-80C2B8F        450,000         $107,028,000
  22           Boeing 767-400ER    29448          4/2000         CF6-80C2B8F        450,000         $107,913,000
  23           Boeing 767-400ER    29449          4/2000         CF6-80C2B8F        450,000         $107,913,000